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                                                                      Exhibit 10


We hereby consent to the use in Form 10-KSB of our report dated February 3, 2000 relating to the financial statements of Cable Link, Inc., which appears in such Form 10-KSB.


March 29, 2000


                                                    Groner, Boylle & Quillin LLP



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